Finance of America Reverse LLC FASST 2019-HB1 Due Diligence Review

April 3, 2019

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© 2019 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.

Finance of America Reverse LLC, FASST 2019-HB1 ABS Due Diligence

Review Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,722 Home Equity Conversion Mortgage loans (“HECMs”) owned by Finance of America Reverse LLC (“FAR” or “Client”). The HECM portfolio is sub-serviced by either Compu-Link Corporation dba Celink (“Celink”) or Reverse Mortgage Solutions (“RMS”). The review included review of data, documentation and images provided by both sub-servicers, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included lien searches on a sample of Texas properties and the order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. The Procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Original sample selections were grossed up by 20% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The population for securitization was reduced from 1,722 HECMs to 1,565 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. A total of one-hundred and fifty-seven drops (157) were requested by FAR. Exceptions identified within the procedures below reflect loans remaining in the Securitization Population as of the date of this report.

Procedures

1.	Obtain a data tape from FAR, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in the sub-servicer’s servicing system of record agree to the data tape.
•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

AMC was provided direct access to Celink’s servicing system and RMS’s servicing system to review the data elements in the sub-servicing system of record.

MIP Rate

From a sample of 344 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the MIP Rate represented in the screen shot or servicing system as of 1/31/2019 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 344 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the current UPB represented in the screen shot or servicing system as of 1/31/2019 to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 344 HECMs, AMC reviewed servicing system screen shots or the servicing system and compared the Current Interest Rate represented in the screen shot or servicing system as of 1/31/2019 to the value represented in the data tape. There were no exceptions noted.

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Finance of America Reverse LLC, FASST 2019-HB1 ABS Due Diligence

Marketable Title Date

From a sample of 344 HECMs, AMC originally identified thirty-two (32) HECMs with marketable title dates. AMC reviewed servicing system screen shots or the servicing system for the thirty-two (32) HECMs and compared the marketable title date represented in the screen shot or servicing system as of 1/31/2019 to the value represented in the data tape. One (1) exception was identified where the servicer’s system reflected a marketable title date from a previous foreclosure action which was invalid.

Loan Status

From a sample of 344 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.
•	Max Claim Amount

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

•	Called Due Date

Max Claim Amount

From a sample of 344 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers and compared the Max Claim Amount represented in the screen shot to the data tape provided by FAR. No exceptions were identified.

UPB at Called Due Date

From a sample of 344 HECMs, AMC identified 253 HECMs with a Called Due Date in the data tape. One (1) exception was identified.

For Celink: AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC compared the source documentation Called Due Date to the Called Due Date on the tape. If the dates matched, AMC looked up the UPB as of that date in the servicing system payment history. AMC compared the UPB represented in the servicing system screen shot at the time of the Called Due Date to the UPB at Called Due Date field in the 1/31/2019 data tape. A total of seventeen (17) variances were identified during the initial due diligence completed. AMC cleared sixteen (16) of the initial variances where the Called Due Date captured through due diligence did not match the original tape data but the UPB at the Called Due Date matched the data tape. The one (1) remaining Celink variance included a UPB where the tape data did not match the source document provided.

For RMS: AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC validated that date versus the Called Due Date represented in the servicing system then verified the Called Due UPB field. AMC compared the UPB at the Called Due Date represented in the servicing system to the UPB at Called Due Date in the 1/31/2019 data tape. There were no RMS exceptions noted.

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Finance of America Reverse LLC, FASST 2019-HB1 ABS Due Diligence

Original Note Rate

From a sample of 344 HECMs, AMC reviewed the original Note or retrieved the Note from Celink or RMS’s servicing system. AMC compared the Note Rate represented in the Note to the Note Rate on the data tape provided by FAR. There were no exceptions noted.

Margin (on adjustable rate HECMs)

From a sample of 344 HECMs, AMC identified fifty-four (54) HECMs with adjustable rate features. AMC reviewed the Original Note retrieved from Celink or RMS’s servicing systems for the fifty-four (54) HECMs. AMC compared the Margin represented in the Note to the Margin represented in the tape provided by FAR. There were no exceptions noted.

Index (on adjustable rate HECMs)

From a sample of 344 HECMs, AMC identified fifty-four (54) HECMs with adjustable rate features. AMC reviewed the Original Note retrieved from Celink or RMS’s servicing systems for the fifty-four (54) HECMs. AMC compared the Index represented in the Note to the Index represented in the tape provided by FAR. There were no exceptions noted.

Debenture Rate

From a sample of 344 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. Sixteen (16) exceptions were originally identified with a variance from tape data. FAR acknowledged an issue with RMS accounting of the debenture rates and provided an updated tape to clear the exceptions. The sixteen (16) original exceptions were cleared. There were no other exceptions noted.

Foreclosure First Legal Date

From a sample of 344 HECMs, AMC identified 175 HECMs with a Foreclosure First Legal Date. AMC reviewed the 175 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by FAR. There were no exceptions noted.

Closing Date

From a sample of 344 HECMs, AMC reviewed HERMIT screen shots or HUD settlement documents from both sub-servicers to determine the closing date recognized by HUD and compared the date to the tape data. There were no exceptions noted.

Amortization Type

From a sample of 344 HECMs, AMC reviewed the Original Note or retrieved the Note from Celink or RMS’s servicing system. AMC compared the Amortization Type represented in the Note and Riders to the data tape provided by FAR. There were no exceptions noted.

FHA Case Number

From a sample of 344 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers and compared the FHA Case Number represented in the screen shot to the data tape provided by FAR. There were no exceptions noted.

Original Principal Limit

From a sample of 344 HECMs, AMC reviewed HERMIT screen shots from both sub-servicers to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by FAR. There were no exceptions noted.

Called Due Date

From a sample of 344 HECMs, AMC identified 253 HECMs with a Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified seventeen (17) instances where the Called Due Date reported was found to have a variance versus the tape provided by FAR during the original diligence performed. All seventeen (17) exceptions were Celink serviced loans where the tape data provided did not match the source document. Eleven (11) of the seventeen (17) variances were off by one (1) day. The greatest variance was six (6) days. There were no other exceptions noted.

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Finance of America Reverse LLC, FASST 2019-HB1 ABS Due Diligence

2.	Obtain and review FHA reporting from FAR and determine that all HECMs have FHA insurance coverage.

AMC evaluated FHA coverage on 1,565 assets in the Securitization Population. On March 5, 2019 AMC observed FAR via webcast retrieve an Excel export report of all FAR loans within the HERMIT system which included current endorsement status. While under continued observation, FAR removed the loans not included in the securitization from the Excel export report. FAR then saved and transmitted the report directly to AMC for review. Where loans in the securitization population were not found in the report from HERMIT, FAR provided screen shots from the HERMIT system to support the endorsement status. There were no exceptions noted.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and
a.	Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 323 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC originally identified forty-two (42) HECMs with variances. Sixteen (16) of the variances were for both appraised value and date variances. Twenty-six (26) of the variances were for the valuation date only. FAR provided an updated tape to clear all the variances. No exceptions were subsequently noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.	Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:
a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed 320 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the occupancy information in the data tape. AMC identified 316 variances where the property inspection report showed a different result than the data tape. The variances identified were shared with FAR. FAR explained that the occupancy status reflected on the data tape represented the result of annual occupancy certification efforts made by the sub-servicers and not the property inspection outcome. Both Celink and RMS do not currently store inspection-based occupancy data in their servicing platforms. The different occupancy data source has resulted in the high variance rates. FAR further explained that both sub-servicers have initiatives to begin storing property inspection outcomes in their servicing system in the future.

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The variances identified are summarized below:

Data Tape Value	Diligence Value	Count
Occupancy certificate not received	Vacant	78
Unknown	By unknown occupant	46
Occupancy certificate not received	Occupied	46
Occupancy certificate received	Occupied	41
Unknown	Vacant Secure	32
Unknown	By Owner	19
Occupancy certificate received	Mortgagor Occupied	9
Unknown	Vacant	7
Occupancy certificate received	Vacant	6
Unknown	Vasant-Not Secure	5
Occupancy certificate not received	Mortgagor Occupied	4
Unknown	Unable to Access	3
Unknown	By Non-Owner	2
Occupancy certificate not received	N/A	2
Occupancy certificate received	N/A	2
Unknown	Occupied	1
Heir	Occupied	1
Heir	Vacant	1
Occupancy certificate not received	Tenant Occupied	1
Occupancy certificate received	Vacant-Secure	1
Owner Occupied	Vacant	1
Owner Occupied	By Unknown Occupant	1
Owner Occupied	Occupied	1
Personal Property	Vacant	1
Personal Property	Property Occupied	1
Personal Property	Vacant-Secure	1
Personal Property	Vacant-Not Secure	1
Unauthorized Tenant	Occupied	1
Vacant Unsecure	Vacant Secured	1
	Total	316

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by FAR.

From a sample of 320 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. Two (2) variances were originally identified during due diligence. Each variance was subsequently cleared after FAR updated the data tape to identify the accurate date of birth. There were no other exceptions noted.

5.	Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

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a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,

AMC identified 236 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested the 236 HECM foreclosure and bankruptcy attorney fees against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by FAR. Of the 236 HECMS with advances, AMC identified eighty-two (82) HECMs with over-allowable advances.

FAR has stated that it may be able to provide supporting documentation and explanations by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. There were no other exceptions noted.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

AMC identified 331 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 331 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by FAR. There were no exceptions noted.

c.	Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 279 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 279 HECMs, requested relevant invoice support from FAR and verified that the amount and coding of the disbursement is accurately represented in the servicing system. FAR was unable to provide the correct loan-level invoices to support a transaction amount on one (1) disbursement. There were no other exceptions noted.

d.	Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 333 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 333 HECMs, requested relevant invoice support from FAR and verified that the amount and coding of the disbursement is accurately represented in the servicing system. No exceptions were noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.
a.	AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.

AMC reviewed tax lien search results provided by a third party on 189 HECMs in the Securitization Population. Of the HECMs with assessment data, AMC noted thirty-three (33) total exceptions across twenty-seven (27) unique HECMs. The twenty-seven (27) unique HECMs with exceptions were as follows:

Civil Judgment Only	10 HECM
Civil New Filing Only	4 HECM
Federal Tax Lien Only	3 HECM
Forcible Entry/Detainer Only	2 HECM
Judgment Lien Only	2 HECM
Civil New Filing and Civil Judgment	2 HECM
Small Claims Judgment Only	1 HECM
3 Civil Judgments	1 HECM
2 Civil Judgments	1 HECM
Forcible Entry/Detainer and Federal Tax Lien	1 HECM

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Finance of America Reverse LLC, FASST 2019-HB1 ABS Due Diligence

FAR indicated lien monitoring occurs through multiple processes. FAR ensures their sub-servicers monitor the lien status via third-party vendors, and an additional search is ordered when the loan becomes due and payable. There were no other exceptions noted.

7.	Identify HECMs with property valuations twenty-four (24) or more months old. Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 120% to include a 20% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 303 HECMs were ordered for HECMs in the Securitization Population. The results of all the valuations have been provided to FAR.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

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